Exhibit 10.7(a)

FIRST AMENDMENT TO THE

GLOBAL AVIATION HOLDINGS INC.

2009 LONG-TERM INCENTIVE PLAN FOR OUTSIDE DIRECTORS

THIS FIRST AMENDMENT is made on this 14th day of September, 2010, by Global Aviation Holdings Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the “Company”).

INTRODUCTION:

WHEREAS, the Company maintains the Global Aviation Holdings Inc. 2009 Long-Term Incentive Plan for Outside Directors (the “Plan”); and

WHEREAS, the Company desires to amend the Plan to increase the number of shares available for issuance under the Plan.

NOW, THEREFORE, effective as of September 14, 2010, the Plan is hereby amended by substituting “Three Hundred and Thirty-Two (332)” in lieu of “One Hundred Forty (140)” in Section 2.2 of the Plan.

Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on the date first written above.

GLOBAL AVIATION HOLDINGS INC.

By:	/s/ Mark M. McMillin
Mark M. McMillin

Title:	General Counsel & Corporate Secretary